SECURITY AGREEMENT

         THIS SECURITY AGREEMENT dated as of June 19, 2007 (this "Agreement"), is by and among Kronos Advanced Technologies, Inc., a Nevada corporation with its chief executive office and principal place of business located at 464 Common Street, Box 301, Belmont, Massachusetts 02478 (the "Debtor") and Kronos Air Technologies, Inc. a Nevada corporation with its chief executive office and principal place of business located at 15241 NE 90th Street, Redmond, Washington 98052 (the "Subsidiary" and collectively with the Debtor, the "Pledgors"), and AirWorks Funding LLLP, a Georgia limited liability limited partnership, ("AirWorks"), Sands Brothers Venture Capital LLC, a New York limited liability company ("Sands I") Sands Brothers Venture Capital II LLC, a New York limited liability company ("Sands II"), Sands Brothers Venture Capital III LLC, a New York limited liability company ("Sands III"), Sands Brothers Venture Capital IV LLC, a New York limited liability company ("Sands IV"), Critical Capital Growth Fund, L.P., a Delaware limited partnership and a debenture licensed U.S. Small Business Investment Company ("CCGF") and RS Properties I LLC, a Delaware limited liability company ("RS Properties"). AirWorks, Sands I, Sands II, Sands III, Sands IV, CCGF and RS Properties are collectively referred to herein as the "Secured Parties."

         WHEREAS, pursuant to those certain Secured Convertible Promissory Notes, dated June 19, 2007 (the "Notes"), the Secured Parties loaned to the Debtor the principal amount of $18,159,000 or so much thereof as may be advanced by the Secured Parties to the Debtor pursuant to the terms thereof;

         WHEREAS, the Subsidiary is a direct subsidiary of the Debtor and has determined that its execution, delivery and performance of this Agreement directly or indirectly benefits, and is within the corporate purposes and in the best interest of, it;

         WHEREAS, the Secured Parties would not have advanced funds to the Debtor under the Notes without Debtor's and Subsidiary's execution and delivery of this Agreement;

         WHEREAS, in order to secure the Debtor's obligations under the Notes, the Pledgors have agreed to execute and deliver this Agreement; and

         WHEREAS, this Agreement is subject to the terms and conditions of that certain Intercreditor Agreement of even date herewith by and among the Secured Parties.

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Pledgors, the Pledgors hereby agree with the Secured Parties as follows:

Section 1.        Definitions.

(a) For the purposes of this Agreement:

         "Applicable Law" means all applicable provisions of constitutions, statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

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         "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required by law to close.

         "Collateral" means the following properties, assets and rights of each of the Pledgors, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof: all personal and fixture property of every kind and nature, including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, intellectual property (including, without limitation, patents), securities of United States Persons and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles, and all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

         "Event of Default" means the occurrence or existence of an Event of Default under any Note.

         "Lien", as applied to the property of any Person, means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

         "Obligations" means, individually and collectively:

(i) all obligations of either of the Pledgors owing to the Secured Parties under or with respect to this Agreement or, only with respect to the Debtor, the Notes; and

(ii) all renewals, substitutions, modifications, extensions and supplements to any of the foregoing.

         "Permitted Liens" means:

(i) Liens securing taxes, assessments and other governmental charges or levies not yet due and payable or the claims of, or obligations owing to, materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business but not yet due and payable;

(ii) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation;

(iii) Liens which in the sole judgment of the Secured Parties do not materially detract from the value of the Collateral;

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(iv) Liens in favor of the Secured Parties;

(v) Liens in favor of FKA Distributing Co.; and

(vi) Purchase money security interests and Liens to secure the Debtor's performance of equipment leases arising in the ordinary course of business; provided that such Liens do not extend to any property or assets which is not acquired property (in the case of purchase money security interest) or is not leased property (in the case of equipment leases) subject to such purchase or lease.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "UCC" means the Uniform Commercial Code of the State of New York, as in effect from time to time.

(b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the UCC are used herein with the meanings ascribed to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9 of the UCC.

Section 2. Grant of Security. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, each of the Pledgors hereby collaterally assigns and pledges to the Secured Parties, and grants to the Secured Parties a security interest and Lien in and to, the Collateral. The Secured Parties acknowledge that the attachment of their security interest in any commercial tort claim as original collateral is subject to the Debtor's compliance with Section 4(a).

Section 3. Authorization to File Financing Statements. Each of the Pledgors hereby irrevocably authorizes the Secured Parties at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Pledgor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or Article 9 of the Uniform Commercial Code of such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC or the analogous part of Article 9 of the Uniform Commercial Code of such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment. Each Pledgor agrees to furnish any such information to the Secured Parties promptly upon request.

Section 4. Other Actions. Further to ensure the attachment, perfection and priority of, and the ability of the Secured Parties to enforce, the Secured Parties' security interest in the Collateral, each Pledgor agrees, in each case at such Pledgor's own expense, to take the following actions with respect to the following Collateral:

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(a) Commercial Tort Claims. If such Pledgor shall at any time hold or acquire a commercial tort claim, such Pledgor shall immediately notify the Secured Parties in a writing signed by such Pledgor of the brief details thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Parties.

(b) Actions as to any and all Collateral. Such Pledgor agrees to take any other action reasonably requested by the Secured Parties to ensure the attachment, perfection and, priority of, and the ability of the Secured Parties to enforce, the Secured Parties' security interest in any and all of the Collateral, including, without limitation, the execution and delivery of patent security agreements (substantially in the form attached hereto as Exhibit A) for filing with the United States Patent and Trademark Office and fully executed deposit control agreements in form and substance reasonable acceptable to the Secured Parties with respect to any deposit accounts of the Pledgors.

Section 5.        Representations and Warranties Regarding Legal  Status.

(a) The Debtor represents and warrants to the Secured Parties as follows: (a) the correct legal name of the Debtor is set forth in the introductory paragraph of this Agreement, and the Debtor does not conduct and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name other than Technology Selection, Inc., TSET, Inc. and as set forth in the introductory paragraph of this Agreement, (b) the Internal Revenue Service taxpayer identification number of the Debtor is 87-0440410, (c) the Debtor is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and (d) the Debtor's place of business is accurately set forth in the introductory paragraph hereof.

(b) The Subsidiary represents and warrants to the Secured Parties as follows:
(a) the correct legal name of the Subsidiary is set forth in the introductory paragraph of this Agreement, and the Subsidiary does not conduct and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name other than as set forth in the introductory paragraph of this Agreement, (b) the Internal Revenue Service taxpayer identification number of the Subsidiary is 91-2046697 (c) the Subsidiary is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and (d) the Subsidiary's place of business is accurately set forth in the introductory paragraph hereof.

(c) Each of the Pledgors represents and warrants to the Secured Parties (i) it is a corporation duly organized and in good standing under the laws of its state of incorporation, and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on its financial condition, results of operation or business or the rights of Secured Parties in or to any of the Collateral; (ii) the execution, delivery and performance of this Agreement and the transactions contemplated hereunder (A) are all within its corporate or other powers, (B) have been duly authorized, (C) are not in contravention of law or the terms of its certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which it is a party or by which it or its property are bound and (D) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any its property; and (iii) this Agreement constitutes the legal, valid and binding obligations of such Pledgor enforceable against such Pledgor in accordance with the terms hereof.

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Section 6. Covenants Regarding Legal Status. Each of the Pledgors covenants with the Secured Parties as follows: (a) without providing at least 15 Business Days prior written notice to the Secured Parties, such Pledgor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, and (b) without providing at least 15 Business Days prior written notice to the Secured Parties, such Pledgor will not change its type of organization, jurisdiction of organization or other legal structure.

Section 7. Representations and Warranties Regarding Collateral, Etc. Each of the Pledgors further represents and warrants to the Secured Parties as follows: (a) such Pledgor is the owner of the Collateral pledged by it, free from any Lien, except for Permitted Liens, (b) none of the Collateral pledged by it constitutes or is the proceeds of "farm products" as defined in ss. 9-102(a)(34) of the UCC,
(c) none of the account debtors or other persons obligated on any of the Collateral pledged by it is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) such Pledgor does not hold any commercial tort claim, and (e) to the best of such Pledgor's knowledge, such Pledgor has at all times operated its business in compliance in all material respects with all Applicable Laws.

Section 8. Covenants Regarding Collateral Generally. Each of the Pledgors further covenants with the Secured Parties as follows: (a) other than Permitted Liens, such Pledgor shall not pledge, mortgage or create, or suffer to exist any Lien in the Collateral in favor of any Person, (b) such Pledgor shall keep the Collateral in good order and repair and will not use the same in violation of any Applicable Law or any policy of insurance thereon, (c) such Pledgor shall permit the Secured Parties, or their designees, to inspect the Collateral at any reasonable time upon reasonable prior notice, wherever located, (d) such Pledgor shall not sell, transfer or otherwise dispose, or offer to sell, transfer or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices and (e) the equipment constituting Collateral shall remain personal property and such Pledgor shall not permit any such equipment to be or become a part of or affixed to any real property.

Section 9. Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, the Secured Parties, without any other notice to or demand upon the Pledgors, shall have in any jurisdiction in which enforcement hereof is sought, in addition to the rights and remedies of the Secured Parties under the UCC and any additional rights and remedies as may be provided to the Secured Parties in any jurisdiction in which Collateral is located or enforcement is sought, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Parties may, so far as the Pledgors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Parties may in their discretion require the Pledgors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of each Pledgor's principal office(s) or at such other locations as the Secured Parties may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Parties shall give to the Pledgors at least five
(5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Pledgors hereby expressly acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each of the Pledgors waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Parties' rights and remedies hereunder, including, without limitation, the Secured Parties' right following an Event of Default to take immediate possession of the Collateral and to exercise their rights and remedies with respect thereto.

Section 10. No Waiver by Secured Parties, Etc. The Secured Parties shall not be deemed to have waived any of their rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Parties. No delay or omission on the part of the Secured Parties in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Parties with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Parties deem expedient.

Section 11. Suretyship Waivers by Pledgors. Each of the Pledgors waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of each description. With respect to both the Obligations and the Collateral, each of the Pledgors assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Parties may deem advisable. The Secured Parties shall not have any duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond any duties imposed by Applicable Law. Each of the Pledgors further waives any and all other suretyship defenses.

Section 12. Marshalling. The Secured Parties shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Parties hereunder and of the Secured Parties in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each of the Pledgors hereby agrees that it will not invoke any Applicable Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Parties' rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Pledgors hereby irrevocably waives the benefits of all such laws.

Section 13. Proceeds of Dispositions; Expenses. The Pledgors, jointly and severally, agree to pay to the Secured Parties on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by the Secured Parties in protecting, preserving or enforcing the Secured Parties' rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Parties may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to the Pledgors. In the absence of final payment and satisfaction in full of all of the Obligations, the Pledgors shall remain liable for any deficiency.

Section 14. Pledgors Remain Liable. Anything herein to the contrary notwithstanding (a) each Pledgor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Parties of any of their rights hereunder will not release any Pledgor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 15. Postponement of Subrogation, etc. Each Pledgor hereby agrees that it will not exercise any rights against any other Pledgor which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the full satisfaction of all Obligations. Any amount paid to any Pledgor on account of any payment made hereunder prior to the full and complete satisfaction of the all the Obligations shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Secured Parties. In furtherance of the foregoing, at all times prior to the full and complete satisfaction of all of the Obligations, each Pledgor shall refrain from taking any action or commencing any proceeding against any other Pledgor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to any Secured Party.

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Section 16. Power of Attorney. Each Pledgor hereby irrevocably designates and appoints each of the Secured Parties as such Pledgor's true and lawful attorney-in-fact, and authorizes the Secured Parties, in Pledgor's or each Secured Party's name, to: (a) at any time an Event of Default exists or has occurred and is continuing (i) demand payment on receivables or other Collateral, (ii) enforce payment of receivables by legal proceedings or otherwise, (iii) exercise all of such Pledgor's rights and remedies to collect any receivable or other Collateral, (iv) sell or assign any receivable upon such terms, for such amount and at such time or times as the Secured Parties deems advisable, (v) settle, adjust, compromise, extend or renew an account, (vi) discharge and release any receivable, (vii) prepare, file and sign such Pledgor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of receivables or other proceeds of Collateral to an address designated by Secured Parties, and open and dispose of all mail addressed to such Pledgor and handle and store all mail relating to the Collateral; (ix) at any time to take control in any manner of any item of payment in respect of receivables or constituting Collateral or otherwise received in or for deposit in any deposit accounts maintained by such Pledgor or otherwise received by the Secured Parties, (x) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of receivables or other proceeds of Collateral are sent or received, (xi) endorse such Pledgor's name upon any items of payment in respect of receivables or constituting Collateral or otherwise received by the Secured Parties and deposit the same in Secured Parties' account for application to the Obligations, (xii) endorse such Pledgor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (xiii) sign such Pledgor's name on any verification of receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof and (b) do all acts and things which are necessary, in the Secured Parties' determination, to fulfill such Pledgor's obligations under this Agreement and the other Transaction Documents. Each Pledgor hereby releases each Secured Party and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of such Secured Party's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

Section 17. Right to Cure. The Secured Parties may, but are not required to, at any time an Event of Default exists or has occurred and is continuing (a) upon notice to any Pledgor, cure any material default by such Pledgor under any material agreement with a third party that materially affects the Collateral, its value or the ability of the Secured Parties to collect, sell or otherwise dispose of the Collateral or the rights and remedies of the Secured Parties therein or the ability of such Pledgor to perform its obligations hereunder or under the other Transaction Documents, (b) pay or bond on appeal any judgment entered against any Pledgor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in the Secured Parties' judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of the Secured Parties with respect thereto. The Secured Parties may add any amounts so expended to the Obligations and charge the applicable Pledgor therefor, such amounts to be repayable by such Pledgor on demand. The Secured Parties shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of any Pledgor. Any payment made or other action taken by the Secured Parties under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

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Section 18. Governing Law; Consent to Jurisdiction; Jury Trial Waiver. THIS
AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably consents to the non-exclusive jurisdiction of the Supreme Court of New York, New York County and the United States District Court of New York, New York County and waives trial by jury in any action or proceeding with respect to this Agreement. EACH PLEDGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH PLEDGOR AND SECURED PARTIES IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

Section 19. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by either of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 20. Notices. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, couriered, telecopied or delivered, to any party at its address for notices set forth in the Funding Agreement (and in the case of the Subsidiary, to the address of the Debtor set forth in the Funding Agreement), or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications to the Pledgors or the Secured Parties shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received.

Section 21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

Section 22. Relationship with Intercreditor Agreement. ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE LIENS AND SECURITY INTERESTS SECURING THE OBLIGATIONS AND THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT THERETO ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JUNE ___, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), AMONG SANDS I, SANDS II, SANDS III, SANDS IV AND CCGF, AS FIRST LIEN CREDITORS, AND AIRWORKS FUNDING LLLP AND RS PROPERTIES I LLC, AS SECOND LIEN CREDITORS. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

Section 23. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

Section 24. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each of the Pledgors and its successors and assigns (including, without limitation, trustees and liquidators), and shall inure to the benefit of the Secured Parties and their successors and assigns (including, without limitation, trustees and liquidators).





                            [Signatures on Next Page]



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         IN WITNESS WHEREOF, each of the Secured Party and the Pledgors has caused this Agreement to be duly executed and delivered under seal by its duly authorized officer as of the day first above written.

                                         KRONOS ADVANCED TECHNOLOGIES, INC.


                                         By:    /s/ Richard F. Tusing
                                                --------------------------------
                                         Name:  Richard F. Tusing
                                         Title: COO

                                         KRONOS AIR TECHNOLOGIES, INC.


                                         By:    /s/ Richard F. Tusing
                                                --------------------------------
                                         Name:  Richard F. Tusing
                                         Title: COO

                                         AIRWORKS FUNDING LLLP

                                         By:  Compass Partners, LLC, its general
                                              partner

                                         By:    /s/ Richard E. Perlman
                                                --------------------------------
                                         Name:  Richard E. Perlman
                                         Title: President

                                         SANDS BROTHERS VENTURE CAPITAL LLC


                                         By:    /s/ Scott A. Baily
                                                --------------------------------
                                         Name:  Scott A. Baily
                                         Title: COO
                                         SANDS BROTHERS VENTURE CAPITAL II LLC

                                         By:    /s/ Scott A. Baily
                                                --------------------------------
                                         Name:  Scott A. Baily
                                         Title: COO

                                         SANDS BROTHERS VENTURE CAPITAL III LLC


                                         By:    /s/ Scott A. Baily
                                                --------------------------------
                                         Name:  Scott A. Baily
                                         Title: COO

                                         SANDS BROTHERS VENTURE CAPITAL IV LLC


                                         By:    /s/ Scott A. Baily
                                                --------------------------------
                                         Name:  Scott A. Baily
                                         Title: COO

                                         CRITICAL CAPITAL GROWTH FUND, L.P.

                                         By: Critical Capital, L.P., its General
                                             Partner

                                         By: Critical Capital Corporation, its
                                             General Partner


                                         By:    /s/ Steven B. Sands
                                                --------------------------------
                                         Name:  Steven B. Sands
                                         Title: Chairman

                                         By:    /s/ Charles L. Robinson
                                                --------------------------------
                                         Name:  Charles L. Robinson
                                         Title: President

                                         RS PROPERTIES I LLC


                                         By:    /s/ John Lack
                                                --------------------------------
                                         Name:  John Lack
                                         Title: Manager